FINANCING (INCOME) EXPENSES, NET	12 Months Ended
Dec. 31, 2016
Banking and Thrift, Interest [Abstract]
Interest Income and Interest Expense Disclosure [Text Block]
NOTE 14 – FINANCING (INCOME) EXPENSES, NET

	Year ended December 31
	2016	2015	2014
	US Dollars

Change in fair value of warrants liability	(117,577)	(35,188)	-
Expenses related to issuing warrants	34,272	23,233	-
Exchange rate differences and other finance costs	7,877	(484)	(78,779)
Financing (income) expenses, net	(75,428)	(12,439)	(78,779)